Exhibit 10.20

DEED OF TRUST NOTE

$19,500,000	May 13, 2003

                FOR VALUE RECEIVED, RKB LAKESIDE LLC, a Delaware limited liability company having its principal place of business at 1280 Maryland Avenue, SW, Suite 280, Washington D.C. 20024 (hereinafter referred to as “Borrower”), promises to pay to the order of ARCHON FINANCIAL, L.P., a Delaware limited partnership, at its principal place of business at 600 East Las Colinas Boulevard, Suite 450, Irving, Texas 75039 (hereinafter referred to as “Lender”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Nineteen Million Five Hundred Thousand and No/100 Dollars ($19,500,000), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Contract Rate (as hereinafter defined), and to be paid in installments as provided herein:

1.     Payment Terms.          Borrower shall pay to Lender a payment of interest only for the period from and including the first date on which principal is advanced to Borrower on this Note to and including the last day of that same month, which amount will be reserved and paid to Lender on the first date on which principal is advanced to Borrower on this Note. Interest shall thereafter be due and payable monthly, in arrears, commencing on July 1, 2003, and continuing on the first day of each calendar month thereafter up to and including May 1, 2008. The outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on June 1, 2008, or upon earlier maturity hereof whether by acceleration or otherwise (the “Maturity Date”). Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed in the related interest accrual period over a three-hundred-sixty (360) day year. The first interest accrual period hereunder shall commence on and include the date that principal is advanced hereunder and shall end on and include the last day of such calendar month; unless principal is advanced on the last day of a month, in which case the first interest accrual period shall consist of only such last day. Each interest accrual period thereafter shall commence on the first day of each calendar month during the term of this Note and shall end on and include the last day of the calendar month. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever. THIS IS A BALLOON NOTE REQUIRING NO SCHEDULED INSTALLMENT PAYMENTS OF PRINCIPAL.

2.     Interest.         The term “Contract Rate” as used in this Note means a rate of four and sixty one-hundredths percent (4.60%) per annum.

3.     Security.       This Note is evidence of that certain loan made by Lender to Borrower contemporaneously herewith (the “Loan”). This Note is secured by (a) a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith in the amount of this Note given by Borrower for the use and benefit of Lender covering the fee estate of Borrower in certain premises as more particularly described therein (the “Deed of Trust”), (b) an Assignment of Leases and Rents of even date herewith executed by Borrower in favor of Lender (the “Assignment of Leases”), and (c) the other Loan Documents (as hereinafter defined). The term “Loan Documents” as used in this Note means collectively this Note, the Deed of Trust, the Assignment of Leases and any and all other documents securing, evidencing, or guaranteeing all or any portion of the Loan or otherwise executed and/or delivered in connection with this Note and the Loan.

4.     Late Charge.                If any sum payable under this Note is not paid within five (5) days of (and including) the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the leaser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by the Loan Documents. If the day when any payment required under this Note is due is not a Business Day (as hereinafter defined), then payment shall be due on the first Business Day thereafter. The term “Business Day” shall mean a day other than (i) a Saturday or Sunday, or (ii) any day on which banking and savings and loan institutions in New York are authorized or obligated by law or executive order to be closed.

5.     Default and Acceleration.          The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Loan Documents (all such sums hereinafter collectively referred to as the “Debt”), or any portion thereof, shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid within five (5) days after the date on which it is due or upon the happening of any other “Event of Default” (as defined in the Deed of Trust). In the event that it should become necessary to employ counsel to collect or enforce the Debt or to protect or foreclose the security therefor or to defend against any claims asserted by Borrower arising from or related to the Loan Documents, Borrower also shall pay on demand all such costs incurred by Lender, including reasonable attorneys’ fees and costs incurred for the services of counsel whether or not suit be brought.

6.     Default Interest.          Borrower does hereby agree that upon the occurrence and during the continuance of an Event of Default (including upon the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum and any other amounts due at a rate (the “Default Rate”) equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) five percent (5%) above the Contract Rate. The Default Rate shall be computed from the occurrence of the Event of Default until the date Borrower cures the Event of Default and such cure is accepted by Lender. This charge shall be added to the Debt and shall be secured by the Deed of Trust. This paragraph, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

7.     Defeasance.  The principal balance of this Note may not be prepaid in whole or in part (except with respect to the application of Involuntary Payments (as defined below)) prior to the Maturity Date; provided, however, Borrower shall have the right and option to release the “Trust Property” (as defined in the Deed of Trust) from the lien of the Deed of Trust in accordance with the terms and provisions set forth in the Deed of Trust (“Defeasance”). Notwithstanding the foregoing sentence, Borrower shall have the privilege to prepay the entire amount of the outstanding Debt on the first (1st) day of any of the three (3) calendar months preceding the month in which the scheduled Maturity Date occurs without Defeasance or the payment of the Yield Maintenance Premium (as defined in the Deed of Trust) or any other premium or penalty. Notwithstanding the foregoing, if prior to the scheduled Maturity Date (excluding, however, during the three (3) months preceding the scheduled Maturity Date) and during the existence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Trust Property either through foreclosure or the exercise of the other remedies available to Lender under the Deed of Trust, such tender by Borrower shall be deemed to be voluntary and Borrower shall pay, in addition to the Debt, the greater of (a) the Yield Maintenance

Premium, if any, that would be payable in connection with a Defeasance, or (b) three percent (3%) of the unpaid principal balance of this Note. In addition to the foregoing, Borrower shall not be required to pay any fee or consideration if, in accordance with the terms and conditions of the Deed of Trust, Lender receives (i) insurance proceeds or other payments as a result of fire or other casualties, or (ii) awards or other payments made in any condemnation or eminent domain proceedings (collectively, “Involuntary Prepayments”), and such Involuntary Prepayments are applied by Lender toward reduction of the Debt; provided, however, if an Event of Default, or an event with notice and/or the passage of time would constitute an Event of Default, exists, then the Borrower shall pay to the Lender an additional amount equal to the greater of (A) the Yield Maintenance Premium, if any, that would be required if such Involuntary Prepayment had been Defeased, or (B) three percent (3%) of the Involuntary Prepayment.

8.     Savings Clause.           It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that United States federal law permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment or the exercise of any Defeasance by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

9.     No Oral Change; Successors and Assigns; Liability.         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Lender” and “Borrower” shall include their respective successors, assigns, heirs, executors and administrators. If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.  Waivers.        Except as specifically provided in the Loan Documents, Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and collateral securing payment hereof. Borrower and any surety, endorser or guarantor hereof agree (i) that the time for any payments hereunder may be extended from time to time without notice and consent, (ii) to the acceptance by Lender of further collateral, (iii) the release by Lender of any existing collateral for the payment of this Note, (iv) to any and all renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and/or (v) that additional Borrowers, endorsers, guarantors or sureties may become parties hereto all without notice to them and without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note or any endorser or guarantor hereof even though the Borrower or such endorser or guarantor is not a party to such agreement. Failure of Lender to exercise any of the options granted herein to Lender upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Lender at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of the Lender.

11.  Authority.     Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Deed of Trust and the other Loan Documents and that this Note, the Deed of Trust and the other Loan Documents constitute valid and binding obligations of Borrower.

12.  Notices.         All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Deed of Trust directed to the parties at their respective addresses as provided therein.

13.  Exculpation.  Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Deed of Trust or in any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interests under this Note, the Deed of Trust and the other Loan Documents, or in the Trust Property, the Rents (as defined in the Deed of Trust), or any other collateral given to Lender pursuant to the Loan Documents; provided,  however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Trust Property, in the Rents and in any other collateral given to Lender. By accepting this Note, the Deed of Trust and the other Loan Documents, Lender agrees that it shall not except as otherwise herein provided, sue for, seek or demand any deficiency judgment or other monetary judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with this Note, the Deed of Trust or the other Loan Documents. The provisions of this paragraph shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Deed of Trust; (c) affect the validity or enforceability of any guaranty or indemnity made in connection with the Loan or any of the rights and remedies of the Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases; or (f) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of, but only to the extent of, any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following:

(i)            Actual fraud and intentional misrepresentation by Borrower or any of its partners, officers, principals, members, any guarantor or any other person authorized to make statements or representations, or act, on behalf of Borrower in connection with the Loan;

(ii)           Affirmative acts of physical waste committed on the Trust Property; damage to the Trust Property as a result of the intentional misconduct of Borrower or any of its principals, officers, general partners or members, or any agent or employee of any such persons; or the removal of any portion of the Trust Property in violation of the terms of the Loan Documents following and during the continuance of an Event of Default;

(iii)          subject to any right to contest such matters, as provided in the Deed of Trust, failure to pay any valid taxes and assessments, mechanic’s liens, materialmen’s liens or other liens which could create liens on any portion of the Trust Property which would be superior to the lien or security title of the Deed of Trust or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant;

(iv)          all legal costs and expenses (including attorneys’ fees) reasonably incurred by Lender in connection with litigation or other legal proceedings involving the collection or enforcement of the Loan or preservation of Lender’s rights under the Loan Documents, including any costs incurred by Lender arising from or relating to the filing of a petition under the U.S. Bankruptcy Code by or against Borrower, other than those customarily incurred by a lender in realizing upon its lien in an uncontested foreclosure sale after an undisputed default; provided, however, that no liability for any such costs and expenses shall arise in connection with a bona fide good faith litigation;

(v)           the breach in any material respect of any representation, warranty, covenant or indemnification provision in that certain Environmental and Hazardous Substance Indemnification Agreement of even date herewith given by Borrower to Lender or in the Deed of Trust concerning environmental laws, hazardous substances or asbestos;

(vi)          the misapplication or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Trust Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Trust Property, or (C) any Rents following and during the continuance of an Event of Default;

(vii)         any security deposits or other refundable deposits collected with respect to the Trust Property which are not delivered to Lender upon a sale or foreclosure of the Trust Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases (as defined in the Deed of Trust) prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof; and

(viii)        failure to maintain any Policies required under Paragraph 2 of the Deed of Trust, or to pay or provide the amount of any insurance deductible, to the extent of the applicable deductible, following a Casualty (as defined in the Deed of Trust) or other insured event (other than a circumstance of non-conformity arising by reason of a change in insurance market circumstance subsequent to the origination of the Loan which prevents such maintenance).

With respect to liability arising under clause (iii) and (viii) above, such liability shall not arise to the extent, but only the extent, the required amounts had been paid by Borrower to Lender pursuant to the Deed of Trust or the failure to pay, maintain or provide in any such case is due to the operation of the Trust Property failing to generate revenues sufficient, on a first priority basis, for the payment or maintenance thereof.

Notwithstanding anything to the contrary in this Note or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Deed of Trust or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that: (i) Borrower fails to pay the first full monthly payment of interest under this Note when due; (ii) the Trust Property or any part thereof becomes an asset in a voluntary bankruptcy or voluntary insolvency proceeding under the U.S. Bankruptcy Code; (iii) Borrower engages in any business activities other than those related to the Trust Property or violates the restrictions on indebtedness set forth in the Deed of Trust; (iv) Borrower fails to obtain Lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Trust Property or any interests in Borrower; (v) Borrower fails to obtain Lender’s prior written consent to any assignment, transfer, or conveyance of the Trust Property or any interest therein as required by the Deed of Trust; or (vi) there is an intentional breach of, or deliberate failure to perform, any of the representations, covenants and agreements of Section 1(l) of the Deed of Trust occurs.

14.  WAIVER OF JURY TRIAL.      BORROWER AND LENDER HEREBY EACH AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND EACH WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

15.  Transfer.       Lender shall have the unrestricted right at any time or from time to time to sell this Note and the loan evidenced by this Note and the Loan Documents or participation interests therein. Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note and the other Loan Documents. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such assignee(s) or participant(s) would have if they were the Lender hereunder.

16.  APPLICABLE LAW; JURISDICTION AND VENUE.         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LAND (AS DEFINED IN THE DEED OF TRUST) IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE WHERE THE LAND IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN EITHER THE CITY OR THE COUNTY WHERE THE LAND IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT BORROWER AND LENDER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM AND BORROWER AND LENDER EACH FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER OR LENDER, AS THE CASE MAY BE, AT THE ADDRESS FOR NOTICES DESCRIBED ON THE FIRST PAGE HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTD BY LAW).

17.  Special State Provisions.

(a)           In the event of any conflict between the terms and provisions of this paragraph and any other provision of this Note, the terms and provisions of this paragraph shall govern and control.

(b)           Any action, suit or proceeding arising out of or relating to this Note or any of the other Loan Documents may be instituted in the Circuit Court of the city or county in which the Trust Property is located or in the United States District Court for the district in which the Trust Property is located (assuming such Court has jurisdiction), at the option of Lender, and Borrower waives all objections it may have to such venue and irrevocably submits to the jurisdiction of either of such Courts in any such action, suit or proceeding. Nothing herein shall affect the right of Lender to proceed in any other court having jurisdiction over any such action, suit or proceeding.

18.  Notices.         All notices required or permitted to be given under this Note shall be delivered in the manner set forth in Section 37 of the Deed of Trust.

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Signature page(s) follow

Borrower has duly executed this Note to be effective as of the date first above written.

BORROWER:

RKB LAKESIDE LLC

By:	RKB Lakeside Manager LLC
Its Managing Member

	By:	/s/ Steven A. Grigg
		Name:	Steven A. Grigg
		Title:	President

Signature Page to Deed of Trust Note